Dear Shareholders,

Both the optimists and the pessimists can find comfort in the latest batch of economic data. For the optimists, the economy's inflation threatening growth has lost momentum, lessoning one of the biggest concerns in the financial markets. In April, job-creation downshifted measurably, retail sales fell, businesses started with higher inventories, and factories cut production. Wholesale prices fell for the fourth consecutive month, and the consumer price index edged up 0.1 percent keeping it on track to increase by less than 3 percent again this year.

The pessimists look at the same data and put an entirely different spin on things. They contend that the slowdown was inevitable from the first quarter's robust six percent pace. Beneath the surface, growth resurgence will rise with the tight labor market and a jobless rate hovering at a 24 year low. Also supporting their views are climbing wages, and an upbeat household sector as indicated by consumer confidence.

For the time being, the Federal Reserve is siding with the optimists. In the past, this may have provoked a negative reaction in the financial markets, as investors would worry that the Central Bank was relaxing its anti-inflation policy. But Chairman Allan Greenspan and his colleagues have built up formidable inflation-fighting credentials.

During the first half of the year the Fund utilized a partial hedge. Futures contracts in U.S. Treasury Bonds were employed. In the first quarter as interest rates rose this had the effect of minimizing share price erosion. In the second quarter as interest rates retreated share price increases were tempered. The overall effect to the Fund in the first six months was a greater degree of share price stability.

Looking into our crystal ball, we feel that the economy's current slowdown is more likely to be temporary. That prospect increases the odds of a rate hike by the Federal Reserve in the coming months. As such, we remain concerned (and have positioned the portfolio accordingly) that a modest increase in rates may be needed to prevent unbridled growth.

Diversification remains an important strategy for the Fund. Among our purchases during the first half of 1997 were bonds issued by housing authorities, school districts, and utilities.

Over the remaining half of the year, management intends to maintain the portfolio quality while diversifying throughout the State. Reasonable tax-exempt income and preservation of capital remain as the chief objectives of the Fund.

Sincerely,



Robert E. Walstad                                  Monte L. Avery
President                                          Chief Portfolio Strategist

SHAREHOLDER REPORTS REVISED
---------------------------

Your fund's annual report is your best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you. In addition, the cover letter includes commentary from your fund's portfolio manager on what might be expected in the coming months. Specifically, your report now includes:

*   Terms you'd need to know related to your fund
*   A look at your fund's portfolio composition
*   The quality and years to maturity of the fund's underlying investments
*   A look at your fund's average annual total returns

Terms & Definitions
-------------------
Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
     A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
     The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Duration
     A measurement of a security or a portfolio's price volatility based on maturity, callability and coupon rate. The larger the number, the greater the price change for a given interest rate change.

Lehman Brother's Municipal Bond Index
     An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
     Actual (or estimated) price at which a bond trades in the market place.

Maturity
     A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
     A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate highest quality. Ratings can range from a high of "AAA" to a low of "D".

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments
-------------------------------------
[pie chart]
AAA     29.6%
AA      14.5%
A       30.0%
BBB      2.0%
NR      23.9%
(non-rated)

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc. the investment advisor

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
Insured         27.1%
Schools         19.6%
Housing         17.4%
Healthcare       5.8%
Real Estate      6.8%
Education       13.0%
Utilities        6.8%
Other            5.5%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
            Comparison of change in value of a $10,000 investment in the South Dakota Tax-Free Fund and the Lehman Brother's Municipal Bond Index

            South Dakota Tax-Free   South Dakota Tax-Free Fund   Lehman Bros
            Fund w/o CDSC           w/ max applicable CDSC       Municipal Bond
                                                                 Index
            -------------------------------------------------------------------
4/5/1994    $10,000                 $10,000                      $10,000
1994        $10,280                 $ 9,885                      $10,035
1995        $11,459                 $11,059                      $11,787
1996        $12,212                 $11,912                      $12,309
6/30/1997   $12,578                 $12,378                      $12,704

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)            $10.50
06-30-97 NAV                         $10.54
Average Maturity                      18.2 years
Average Duration                       6.1 years
Number of Issues                      35
Total Net Assets                     $6,876,532

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

       For periods ending June 30, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
6.75% *             NA                   7.35% *

*The 1 year And Since Inception returns do not include the effect of the 4.00% and .54% respective Contingent Deferred Sales Charges. It would have been 2.75% and 6.81% respectively, if it had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments June 30, 1997


Name of Issuer                                                Rating
Percentages represent the market value                        -----------      Coupon                  Principal      Market
of each investment category to total net assets (Unaudited)   Moody's/S&P       Rate      Maturity      Amount        Value
---------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA MUNICIPAL BONDS (96.5%)

HEALTH CARE (5.8%)
SD Hlth. & Ed. Fac. Auth. (Huron Regional Ctr.) Rev.            NR/BBB-        7.250%     04/01/20   $  125,000   $   134,847
*SD Hlth. & Ed. Auth. (Crippled Children's Hosp.) Rev.          NR/A+          7.100      07/01/09      260,000       263,900
                                                                                                                  -----------
                                                                                                                  $   398,747
                                                                                                                  -----------
HOUSING (17.4%)
SD Hsing. Dev. Auth. Homeownership Mtg.                         Aa1/AA+        6.550%     05/01/14   $   100,000  $   105,023
SD Hsing. Dev. Auth. Homeownership Mtg.                         Aa1/AA+        6.600      05/01/17       195,000      204,534
SD Hsing. Dev. Auth. Homeownership Mtg.                         Aa1/AA+        6.250      05/01/15       200,000      205,148
SD Hsing. Dev. Auth. Rev.                                       A1/A+          6.700      04/01/20       370,000      384,711
SD Hsing. Dev. Auth. Homeownership Mtg.                         Aa1/AA+        6.000      05/01/21       200,000      199,590
SD Hsing. Dev. Auth. Homeownership Mtg.                         Aa1/AAA        6.100      05/01/17       100,000      100,122
                                                                                                                  -----------
                                                                                                                  $ 1,199,128
                                                                                                                  -----------
REAL ESTATE (6.8%)
Minnehaha Cty., SD C.O.P.                                       Aa1/NR         6.000%     12/01/12   $   100,000  $   102,806
Pierre, SD Sales Tax Ref. Rev.                                  NR/NR          6.000      10/01/14       200,000      206,010
SD Hlth. & Ed. Facs. Auth. (Univ. Sioux Falls) Rev.             NR/NR          7.100      04/01/15       150,000      161,561
                                                                                                                  -----------
                                                                                                                  $   470,377
                                                                                                                  -----------
SCHOOLS (19.6%)
Dakota Valley (N. Sioux City) S.D. #61-8 G.O.                   NR/NR          6.000%     07/01/12   $   100,000  $   103,098
Dakota Valley (N. Sioux City) S.D. #61-8 G.O.                   NR/NR          5.650      07/01/14       200,000      201,302
Hamlin SD S.D. #28-3 G.O.                                       NR/NR          6.100      12/15/15       140,000      145,639
Hamlin SD S.D. #28-3 Capital Outlay C.O.P.                      NR/NR          5.700      10/01/15       120,000      122,416
Henry, SD S.D. #14-2 G.O. School Building                       NR/NR          6.450      01/01/12        75,000       77,868
SD (Mitchell) S.D. #17-2 Capital Outlay C.O.P.                  NR/A           6.200      01/15/13        60,000       62,875
Newell, SD S.D. #09-2 Capital Outlay C.O.P.                     NR/NR          6.000      01/01/17       300,000      301,716
Sioux Falls, SD S.D. #49-5 G.O.                                 Aa/NR          5.500      07/01/20       150,000      145,857
SD (Winner) S.D. #59-2 Capital Outlay C.O.P.                    NR/A           6.200      01/15/10        75,000       78,620
SD Northwestern S.D. #56-3 Capital Outlay C.O.P.                NR/A           6.800      01/15/13       100,000      107,800
                                                                                                                  -----------
                                                                                                                  $ 1,347,191
                                                                                                                  -----------
STATE EDUCATION (13.0%)
SD Hlth. & Ed. Auth. (Vocational Educ.) Rev.                    A1/NR          6.700%     08/01/22   $   150,000  $   161,697
SD Student Loan Finance Corp. Rev.                              NR/A+          6.750      08/01/10       400,000      422,276
SD Student Loan Finance Corp. Rev.                              A/NR           6.550      08/01/20       300,000      309,855
                                                                                                                  -----------
                                                                                                                  $   893,828
                                                                                                                  -----------
UTILITIES (6.8%)
Deadwood Sewer, Water & Improvement C.O.P.                      NR/NR          6.750%     11/01/03   $   250,000  $   266,970
SD Conservancy Dist. (St. Revolving Fd.) Rev.                   A1/NR          5.625      08/01/17       200,000      200,756
                                                                                                                  -----------
                                                                                                                  $   467,726
                                                                                                                  -----------
INSURED (27.1%)
Grant County (Northwestern Public Svc.) PCR (MBIA)              Aaa/AAA        5.900%     06/01/23   $   400,000  $   407,684
*Heartland Consumers Power Elec. Rev. (Escrowed)                Aaa/AAA        7.000      01/01/16       200,000      226,522
Heartland Consumers Power Elec. Rev. (FSA)                      Aaa/AAA        6.000      01/01/09       200,000      214,252
Rapid City Area S.D. #51-4 Cap. Outlay (MBIA)                   Aaa/AAA        6.200      01/01/12       100,000      106,518
SD Hsing. Dev. Auth. Home Ownership Mtg. (MBIA)                 Aaa/AAA        6.150      05/01/26       250,000      258,930
SD Hlth. & Ed. Facs. Auth. (Rapid City Regl.) Rev. (MBIA)       Aaa/AAA        7.000      09/01/14        90,000       96,989
SD Hlth. & Ed. Auth. (St. Luke's/Midland) Rev. (MBIA)           Aaa/AAA        6.625      07/01/11       250,000      274,117
SD Student Loan Program Rev. (MBIA)                             Aaa/AAA        7.625      08/01/06        50,000       53,785
SD State Lease Rev. C.O.P. (CGIC)                               Aaa/AAA        6.500      09/01/08       200,000      222,692
                                                                                                                  -----------
                                                                                                                  $ 1,861,489
                                                                                                                  -----------
SOUTH DAKOTA MUNICIPAL BONDS (COST: $6,372,448)                                                                   $ 6,638,486

SHORT-TERM SECURITIES (1.1%)
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio (Cost: $5,307)                         $     5,307
Federated Intermediate Municipal Trust #78 (Cost: $70,908)                                                             72,000
                                                                                                                  -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $6,448,663)                                                                $ 6,715,793
OTHER ASSEST LESS LIABILITIES                                                                                     $   160,739
                                                                                                                  -----------
NET ASSETS                                                                                                        $ 6,876,532
                                                                                                                  ===========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997

Statement of Assets and Liabilities June 30, 1997
-------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $6,448,663)          $   6,715,793
     Receivable for fund shares sold                                        14,000
     Accrued dividends receivable                                              375
     Accrued interest receivable                                           133,670
     Variation margin on futures                                            49,031
                                                                     -------------
        Total Assets                                                 $   6,912,869
                                                                     -------------

LIABILITIES
     Dividends payable                                               $      29,443
     Accrued expenses                                                        6,894
                                                                     -------------
        Total Liabilities                                            $      36,337
                                                                     -------------

NET ASSETS                                                           $   6,876,532
                                                                     =============

     Net asset value per share,652,255 shares outstanding            $       10.54
                                                                     =============
Statement of Operations for the six months ended June 30, 1997

INVESTMENT INCOME
    Interest                                                          $    194,061
    Dividends                                                                3,674
                                                                      ------------
 Total Investment Income                                              $    197,735
                                                                      ------------
EXPENSES
    Investment advisory fees                                          $     20,033
    Distribution fees (12b-1)                                               25,042
    Custodian fees                                                             714
    Transfer agent fees                                                      5,370
    Accounting service fees                                                 13,670
    Audit and legal fees                                                     4,165
    Insurance                                                                  270
    Directors fees                                                             945
    Printing and postage                                                     2,964
    License, fees, and registrations                                           912
                                                                      ------------
        Total expenses                                                $     74,085
    Less expenses waived or absorbed
    by the Fund's manager                                                   35,768
                                                                      ------------
        Total Net Expenses                                            $     38,317
                                                                      ------------
NET INVESTMENT INCOME                                                 $    159,418
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
    Net realized gain (loss) from:
    Investment transactions                                           $      1,548
    Futures transactions                                                    54,043
    Net change in unrealized appreciation (depreciation) of:
    Investments                                                             32,199
    Futures                                                                (50,827)
                                                                      ------------
         Net Realized And Unrealized Gain (Loss) On Investments
         and Futures                                                  $     36,963
                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                             $    196,381
                                                                      ============

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997

Statement of Changes in Net Assets
For the six months ended June 30, 1997 and year ended December 31, 1996
-----------------------------------------------------------------------

                                                                              For the Six Months         For the Year
                                                                                Ended June 30,              Ended
                                                                                1997 Unaudited         December 31, 1996
                                                                              ------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                       $     159,418            $     289,434
    Net realized gain (loss) on investment and futures transactions                    55,591                  105,676
    Net unrealized appreciation (depreciation) on investments and futures             (18,628)                 (23,170)
                                                                                --------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations        $     196,381            $     371,940
                                                                                --------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                        $    (159,418)          $     (289,434)
    Distributions in excess of net investment income                                  (12,481)                 (17,384)
    Distributions from net realized gain on investment transactions                         0                        0
                                                                                --------------------------------------
         Total Dividends and Distributions                                      $    (171,899)          $     (306,818)
                                                                                --------------------------------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                $     500,813           $    1,387,696
    Proceeds from reinvested dividends                                                104,345                  166,205
    Cost of shares redeemed                                                          (149,935)                (385,225)
                                                                                --------------------------------------
         Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                                       $     455,223           $    1,168,676
                                                                                --------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    $     479,705           $    1,233,798

NET ASSETS, BEGINNING OF PERIOD                                                     6,396,827                5,163,029
                                                                                --------------------------------------
NET ASSETS, END OF PERIOD                                                       $   6,876,532           $    6,396,827
                                                                                ======================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1997

Note 1.     ORGANIZATION

South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the
Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 1, 1993 and commenced operations on April 5, 1994. The Fund's objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1997, a net capital loss carryforward totaling $4,338, which may be used to offset capital gains realized during subsequent years through December 31,2003.

Distributions to shareholders - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS

As of June 30, 1997, there were 200,000,000 shares of $.001 par value authorized; 652,255 and 609,039 shares were outstanding at June 30, 1997 and December 31, 199, respectively. Transactions in capital shares were as follows:

                                                     Shares
                                     ----------------------------------------
                                     For The Six Months       For The Year
                                           Ended                  Ended
                                       June 30, 1997         December 31,1996
                                     ----------------------------------------
Shares sold                               47,549                 133,378
Shares issued on reinvestment
of dividends                               9,911                  16,005
Shares redeemed                          (14,244)                (37,361)
                                     ----------------------------------------
Net increase                              43,216                 112,022
                                     ========================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $20,033 of investment advisory fees for the six months ended June 30, 1997. The Fund has a payable to ND Money Management, Inc. of $3,440 at June 30, 1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan), pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay at the annual rate of 0.75% of the average daily net assets of the Fund to ND Capital, Inc. (Capital), its principal underwriter, for expenses incurred in the distribution of the Fund's shares. Pursuant to the Plan, Capital is entitled to reimbursement each month for its actual expenses incurred in the distribution and promotion of the Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a dealer sales agreement with Capital. Capital will be reimbursed at a rate not to exceed 0.75% of the average daily net assets of the Fund for the prior month. The Fund has recognized $25,042 of 12b-1 fee expenses after partial waiver for the six months ended June 30, 1997. The Fund has a payable to Capital of $2,150 at June 30, 1997 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the six months ended June 30, 1997 commissions earned by Capital totaled $125 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $5,370 of transfer agency fees for the six months ended June 30, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $13,670 of accounting service fees for the six months ended June 30, 1997.

Note 5.        INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $465,482 and $0, respectively, for the six months ended June 30, 1997.

Note 6.     INVESTMENT IN SECURITIES

At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $6,448,663 and the net unrealized appreciation of investments based on the cost was $267,130, which is comprised of $267,130 aggregate gross unrealized appreciation and $0 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                            For The Period
                                                                                            Since Inception
                                         For The Six Months   For The Year   For The Year    (April 5, 1994)
                                               Ended             Ended          Ended            Through
                                           June 30, 1997      December 31,   December 31,     December 31,
                                            (Unaudited)          1996           1995             1994
                                         -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.50           $  10.39       $  9.86          $  10.00
                                         -------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                   $    .25           $    .52       $   .55          $    .39
     Net realized and unrealized gain
      (loss) on investment and futures
      transactions                                .06                .14           .55              (.11)
                                         -------------------------------------------------------------------
         Total From Investment Operations    $    .31           $    .66       $  1.10          $    .28
                                         -------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income    $   (.25)          $   (.52)      $  (.55)         $   (.39)
     Distributions in excess of net
      investment income                          (.02)              (.03)         (.02)             (.02)
     From net realized gain on
      investment transactions                     .00                .00           .00              (.01)
                                         -------------------------------------------------------------------
         Total Distributions                 $   (.27)          $   (.55)      $  (.57)         $   (.42)
                                         -------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $  10.54           $  10.50       $ 10.39          $   9.86
                                         ===================================================================
Total Return                                 5.98%(A)(B)        6.58%(A)       11.47%(A)        3.72%(A)(B)

Ratios/Supplemental Data:
     Net assets, end of period
      (in thousands)                         $  6,877           $  6,397        $  5,163        $  2,890
     Ratio of net expenses (after
      expense assumption) to average
      net assets                             1.14%(B)(C)        0.93%(C)        0.61%(C)        0.46%(B)(C)
     Ratio of net investment income
      to average net assets                  4.78%(B)           5.01%           5.35%           5.62%(B)
     Portfolio turnover rate                 0.00%(B)           2.47%           0.66%          31.32%

(A)     Excludes contingent deferred sales charge of 4%.
(B)     Ratio was annualized.
(C) During the periods indicated above ND Holdings, Inc. assumed expenses of $35,768, $54,598, $37,053, and $24,509, respectively. If the
        expenses had  not been      assumed, the annualized ratio of total
        expenses to average net assets would have been 2.22%, 1.88%, 1.51% and 2.15%, respectively.